Exhibit 10.4

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

5th April 2018

DEED OF NOVATION

between

GLAXO GROUP LIMITED

and

GLAXOSMITHKLINE RESEARCH & DEVELOPMENT LIMITED

and

GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED

and

GLAXOSMITHKLINE S.p.A.

and

FONDAZIONE TELETHON

and

OSPEDALE SAN RAFFAELE (IN ITS OWN CAPACITY AND AS SUCCESSOR IN

INTEREST TO FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR)

and

ORCHARD THERAPEUTICS LIMITED

TABLE OF CONTENTS

1.	INTERPRETATION	3

2.	NOVATION	4

3.	WARRANTIES	6

4.	CONFIRMATION OF TERMS	6

5.	LIMITATION PERIODS	7

6.	GOVERNING LAW	7

7.	JURISDICTION	7

Schedule 1		11

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THIS DEED OF NOVATION is dated 5th April 2018

PARTIES

(1)

GLAXO GROUP LIMITED, a company incorporated under the laws of England and Wales with company number [***] and registered offices at 980 Great West Road, Brentford, Middlesex, TW8 9GS (“GGL” or an “Outgoing Party”);

(2)

GLAXOSMITHKLINE RESEARCH & DEVELOPMENT LIMITED, a company incorporated under the laws of England and Wales with company number [***] and registered offices at 980 Great West Road, Brentford, Middlesex, TW8 9GS (“GSK R&D” or an “Outgoing Party”);

(3)

GLAXOSMITHKLINE INTELLECTUAL PROPERTY DEVELOPMENT LIMITED, a company incorporated under the laws of England and Wales with company number [***] and registered offices at 980 Great West Road, Brentford, Middlesex, TW8 9GS (“GSK IPD” or an “Outgoing Party”);

(4)

GLAXOSMITHKLINE S.p.A., a private entity established under the laws of Italy with Tax ID and VAT Code [***] and registered offices at Via Fleming 2, 37100, Verona, Italy (“GSK Italy” or an “Outgoing Party”);

(5)	FONDAZIONE TELETHON, with registered offices at Via Varese 16b, 00185, Rome, Italy (“Telethon” or a “Continuing Party”);

(6)	OSPEDALE SAN RAFFAELE, as successor in interest to FONDAZIONE CENTRO SAN RAFFAELE DEL MONTE TABOR, with registered offices at Via Olgettina 60, 20132 Milan, Italy (“OSR” or a “Continuing Party”); and

(7)

ORCHARD THERAPEUTICS LIMITED, a company incorporated under the laws of England and Wales with company number [***] and registered offices at Birchin Court, 20 Birchin Lane, London, EC3V 9DU, England (“OTL” or the “Incoming Party”).

BACKGROUND

(A)	This Deed is supplemental to each of the Original Agreements set out in Schedule 1.

(B)

The parties hereto have agreed that with effect from the Effective Date that the applicable Outgoing Party or Outgoing Parties shall cease to be party to each Original Agreement and that the Incoming Party shall assume all rights and obligations of the applicable Outgoing Party or Outgoing Parties under each Original Agreement subject to the terms of this agreement and accordingly the applicable Outgoing Party or Outgoing Parties shall be released and discharged from each Original Agreement upon the terms and to the extent set out in this Deed.

AGREED TERMS

1.	INTERPRETATION

1.1	The definitions and rules of interpretation in this clause apply to this agreement.

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“APL”	means the asset purchase and licence agreement relating to rare disease gene therapy assets held by GSK and its affiliates, to be entered into by GGL, GSK IPD, and OTL;

“Effective Date”	means the date of execution of the APL;

“Long Stop Date”	means [***];

“Original Agreements”	means the contracts, amendments, side letters and other ancillary agreements and documents listed in Schedule 1, including the Telethon-OSR Agreement; and

“Telethon-OSR Agreement”	means the Research and Development Collaboration and License Agreement dated 15 October 2010 between Telethon, OSR and Glaxo Group Limited relating to a collaboration between the parties for the research, development and commercialisation of certain rare disease gene therapy programmes, as amended from time to time.

1.2	Clause and schedule headings do not affect the interpretation of this Deed.

1.3

A reference to a clause or a schedule is a reference to a clause of, or schedule to, this Deed. A reference to a paragraph is to a paragraph of the relevant schedule, and a reference to an appendix is to the relevant appendix to this Deed.

1.4	A person includes a corporate or unincorporated body.

1.5	Words in the singular include the plural and in the plural include the singular.

1.6	A reference to one gender includes a reference to the other gender.

1.7

A reference to a particular statute, statutory provision or any subordinate legislation made under a statute is to such statute, provision or subordinate legislation as amended or re-enacted from time to time whether before or after the date of this Deed and includes any subordinate legislation made under such statute whether before or after the date of this Deed.

1.8	Where the words include(s), including or in particular are used in this Deed, they are deemed to have the words “without limitation” following them.

1.9	References to this Deed include this Deed as amended or varied in accordance with its terms.

1.10	All capitalised terms not defined herein shall have the meanings given to them in the Telethon-OSR Agreement.

1.11	Notwithstanding the definition of “Effective Date” in the Telethon-OSR Agreement, Effective Date as used in this Deed of Novation shall have the meaning set out in clause 1.1 above.

1.12

The definition of “Major EU Country” and references to the “EU G5 countries” as set forth in the Telethon-OSR Agreement to include the UK shall continue to be interpreted to include the UK by definition, even following the exit of the UK from the European Union.

2.	NOVATION

2.1	Substitution of parties

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2.1.1

The Incoming Party hereby undertakes to the Continuing Parties to perform each Original Agreement (and the applicable Outgoing Party’s or Outgoing Parties’ obligations thereunder) and be bound by the terms thereof in every way as if the Incoming Party was, with effect from the Effective Date, a party to the Original Agreement in place of the applicable Outgoing Party or Outgoing Parties.

2.1.2

In consideration of the undertaking in clause 2.1.1 and with the consent of the Continuing Parties and the Incoming Party the applicable Outgoing Party or Outgoing Parties assign all their rights from the Effective Date under each Original Agreement to the Incoming Party.

2.2	Rights and obligations of the parties

2.2.1

Notwithstanding any contrary provision in this Deed the obligation to use Commercially Reasonable Efforts to develop and obtain Regulatory Approval for the ADA-SCID Product in the US (or to use Commercially Reasonable Efforts to launch, promote, manufacture or supply such Product in the US) as set out in section 2.4(b)(ii) of the Telethon-OSR Agreement is irrevocably extinguished on the Effective Date and shall not bind either of GSK or OTL; provided, however that, in the event that the Incoming Party obtains the Regulatory Approval for the ADA-SCID Product in the US and commercialise such Product in the US, the Continuing Parties shall be entitled to be paid by the Incoming Party the applicable milestone payment and royalties in accordance with Section 6.2 and 6.3 of the Telethon-OSR Agreement. This clause 2.2.1 shall be without prejudice to Section 2.4(b)(ii) for any obligations outside of the United States.

2.2.2

Without prejudice to the obligations outside of the United States under Section 2.4(b)(ii), the Incoming Party will use its best efforts to renew the EU Marketing Authorization for the ADA-SCID Product [***] to enable any patients to be treated at OSR from all referring centres globally, as permitted by applicable law.

2.2.3	Clause 3.4 of the Telethon-OSR Agreement shall be deleted from the Telethon-OSR Agreement with effect from the Effective Date.

2.2.4

The Continuning Party and the Incoming Party agree that the obligations of the Outgoing Parties and the Continuing Parties in respect of the research in relation to the Research Program for Vector Manufacturing Improvements and to the Research Program for Lentiviral Platform Improvements envisaged under clause 2.1 and Exhibits E and F of the Telethon-OSR Agreement have been completed and consequently the Incoming Party and the Continuing Parties have no further obligations in relation to such research.

2.2.5

The Incoming Party agrees that the obligations set forth in Section 4.4. of the Telethon-OSR Agreement regarding the Lentiviral Platform Improvements IP and/or the Vector Manufacturing Improvements IP shall only apply with respect to such Improvements arising prior to the date of this Deed of Novation.

2.2.6	Promptly after (and in no event later than [***] from) the Effective Date the Incoming Party shall appoint the Incoming Party’s members of the JSC, JPC and JDC, as well as the Alliance Manager.

2.2.7

The Incoming Party shall meet the Continuing Parties within a reasonable period of time (anticipated to be within [***] from the Effective Date) to start good faith discussions with respect to a plan for the development of [***], with the objective to mutually agree in good faith such [***], it being understood that as the exclusive licensee under the Telethon-OSR Agreement, the Incoming Party has sole responsibility to determine and pursue the development and commercialisation of [***], subject always to its diligence obligations under the Telethon-OSR Agreement.

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GGL will pay a novation payment to the Continuing Parties equal to a total of [***] on the following condition:

[***] GGL shall pay (or procure the payment of) such amounts within [***] of the receipt of such invoices, to the following account:

OSPEDALE SAN RAFFAELE S.R.L.

[***]

FONDAZIONE TELETHON

[***]

2.2.8

The Continuing Parties and the Incoming Party hereby release and discharge each applicable Outgoing Party, with effect from the Effective Date, from all claims, obligations, demands, duties and liabilities whatsoever in respect of each Original Agreement and the Continuing Parties accept the performance and liability thereof by the Incoming Party in place of performance by and liability of the applicable Outgoing Party for all claims, obligations, demands and duties under each Original Agreement and the Continuing Parties hereby undertake to the Incoming Party, to perform each Original Agreement and be bound by the terms thereof in every way as if the Incoming Party was a party to each Original Agreement in place of the applicable Outgoing Party or Outgoing Parties. For the avoidance of doubt, the Incoming Party shall have no liability under any of the Original Agreements, whether in respect of a breach of the relevant Original Agreement or otherwise, where such liability arose from any event or circumstances occurring prior to the Effective Date, (including, for the avoidance of doubt, the liability under any indemnity included in any of the Original Agreements (including clause 11.1 of the Telethon-OSR Agreement)) or that relates to an Outgoing Party’s activities prior to the Effective Date.

2.3	Surviving Obligations

2.3.1	Save as provided in clause 2.2, the Continuing Parties and the Incoming Party shall be liable to the other in respect of their respective obligations and liabilities under each Original Agreement.

3.	TERMINATION

3.1

This Deed (and therefore the novation set forth herein) shall become effective among the parties upon the Effective Date; provided, that if the Effective Date has not occurred on or before the Long Stop Date, each party hereto shall be entitled, in its sole discretion and by notice in writing to the other parties, to immediately terminate this Deed.

3.2

In the event of termination under clause 3.1, no party shall have any liability under this Deed and the Outgoing Parties and the Continuing Parties shall remain the sole parties under the Original Agreement and, thus, the Outgoing Parties shall be liable to the Continuing Parties in respect of their respective obligations and liabilities under each Original Agreement, as if this Deed had not been executed.

4.	CONFIRMATION OF TERMS

4.1

Save as provided in clause 2.2, the Continuing Parties and the Incoming Party hereby confirm that there have been no unwritten amendments and there are no subsisting waivers in respect of the Original Agreements set out in Schedule 1.

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5.	LIMITATION PERIODS

5.1

Nothing in this Deed shall have the effect of extending any limitation period set out in, or applicable to, each Original Agreement and nothing in this Deed shall operate to enable any claims to be brought against the Incoming Party whether in tort, contract or otherwise which, but for this Deed, would be statute barred if made against the applicable Outgoing Party or Outgoing Parties.

6.	FURTHER ASSURANCES

6.1

Each party to the Deed shall from time to time execute such documents and perform such acts and things as may be required under applicable law to novate each Original Agreement and to give the other parties hereto the full benefit of this Deed.

7.	GOVERNING LAW

7.1	This Deed and any dispute arising from the performance or breach hereof any including non-contractual obligations shall be governed by and construed in accordance with the English law.

7.2	No person who is not a party to this Deed shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Deed.

8.	JURISDICTION

8.1	The parties agree that any legal action or proceedings arising out of or in connection with this Deed shall be resolved in accordance with sections 13.1 and 13.2 of the Telethon-OSR Agreement.

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IN WITNESS whereof this Deed of Novation has been executed as a deed by the parties hereto on the

Effective Date.

EXECUTED and DELIVERED as a DEED by	)
GLAXO GROUP LIMITED acting by a director	)
)

In the presence of:	)	[***] Director

Signature of witness:		[***]

Name of witness:		[***]

Address of witness:		[***]

[***]

Occupation of witness:		[***]

EXECUTED and DELIVERED as a DEED by	)
GLAXOSMITHKLINE RESEACH &	)
DEVELOPMENT LIMITED acting by a director	)

In the presence of:	)	[***] Director

Signature of witness:		[***]

Name of witness:		[***]

Address of witness:		[***]

[***]

Occupation of witness:		[***]

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EXECUTED and DELIVERED as a DEED by	)
GLAXOSMITHKLINE INTELLECTUAL	)
PROPERTY DEVELOPMENT LIMITED acting by a director	)

In the presence of:	)	[***]
)
Director

Signature of witness:		[***]

Name of witness:		[***]

Address of witness:		[***]

[***]

Occupation of witness:		[***]

EXECUTED and DELIVERED as a DEED by	)
GLAXOSMITHKLINE S.p.A. in accordance with	)
its constitution	)
	)	[***]

EXECUTED and DELIVERED as a DEED by	)
FONDAZIONE TELETHON in accordance with	)
its constitution	)
	)	[***]

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EXECUTED and DELIVERED as a DEED by	)
OSPEDALE SAN RAFFAELE in accordance with its constitution	)
)
	)	[***]

EXECUTED and DELIVERED as a DEED by	)
ORCHARD THERAPEUTICS LIMITED acting by a director	)
)

In the presence of:	)	[***] Director

Signature of witness:		[***]

Name of witness:		[***]

Address of witness:		[***]

[***]

Occupation of witness:		[***]

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Schedule 1

THE ORIGINAL AGREEMENTS

Agreement	Date	Parties
Telethon-OSR Agreement, Amendments and Side Letters
Telethon-HSR Agreement	15 October 2010	GGL, HSR and Telethon

1st Side Letter “MLD clinical trial”	26 June 2012	GGL, HSR and Telethon

Unnumbered Side Letter “Provision of additional services under Research and Development Collaboration and Licence agreement”	2 November 2012	GSK R&D, HSR and Telethon

2nd Side Letter “TIGET-GLP facilities: set-up of additional dedicated rooms”	11 June 2013	GGL, HSR and Telethon

3rd Side Letter “[***]”	28 June 2013	GGL, HSR and Telethon

4th Side Letter	4 September 2013	GGL, HSR and Telethon

5th Side Letter	27 November 2013	GGL, HSR and Telethon

[***]	[***]	[***]

[***]	[***]	[***]

6th Side Letter “MLD clinical trial”	30 August 2014	GSK R&D, OSR and Telethon

7th Side Letter “WAS clinical trial”	30 August 2014	GSK R&D, OSR and Telethon

8th Side Letter “MLD clinical trial”	9 February 2015	GSK R&D, OSR and Telethon

9th Side Letter “WAS clinical trial”	9 February 2015	GSK R&D and Telethon

1st Amendment	31 March 2015	GSK IPDL, OSR and Telethon

10th Side Letter “Agreement for payment of viral vector batch”	11 December 2015	GSK R&D and Telethon

2nd Amendment	4 April 2016	GSK IPDL, OSR and Telethon

3rd Amendment	23 September 2016	GSK IPDL, Telethon and OSR

4th Amendment	15 December 2016	GSK IPDL, OSR and Telethon

[***]	[***]	[***]

5th Amendment	15 July 2017	GGL, OSR and Telethon

6th Amendment	7 November 2017	Telethon, OSR and GSK IPD

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Pre-clinical Agreements

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Clinical Agreements

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MLD Data Licensing Agreement

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